This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                            FOR MONTH OF APRIL, 2005


                              I. FINANCIAL SUMMARY

                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                    FVSW      KCI        DEMI     JLP         SWC          SWCI      Total
                                    ----      ---        ----     ---         ---          ----      -----
A.  CASH ON HAND START OF MONTH      $0    $3,821,780      $0      $0       ($2,540)         $0    $3,819,240
                                 -----------------------------------------------------------------------------
B.  RECEIPTS                          0    98,826,675       0       0        10,774       1,400    98,838,849
C.  DISBURSEMENTS                     0    99,681,445       0       0        10,101       1,400    99,692,946
                                 -----------------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0      (854,770)      0       0           673           0      (854,097)
                                 -----------------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0    $2,967,010      $0      $0       ($1,867)         $0    $2,965,143
                                 =============================================================================

Note 1 - KCI Cash On Hand At End of Month includes $5,407,584 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $28,929,653.


                     PROFIT AND LOSS STATEMENT ACCRUAL BASIS
                     ---------------------------------------

                                                                                               Sub        Elimin-
                              FVSW        KCI        DEMI     JLP        SWC       SWCI       Total        ations       Total
                              ----        ---        ----     ---        ---       ----       -----       --------      -----
A   NET SALES                     $0  $35,031,789       $0       $0  $1,768,389        $0  $36,800,178  ($2,465,114) $34,335,064
B.  COST OF SALES                  0   29,420,188        0        0   1,537,116         0   30,957,304   (2,465,114)  28,492,190
                           ------------------------------------------------------------------------------------------------------
C.  GROSS PROFIT                   0    5,611,601        0        0     231,273         0    5,842,874            0    5,842,874
D.  TOTAL OPERATING
     EXPENSES                  4,410    6,097,365        0   60,000     425,973    20,245    6,607,993     (239,211)   6,368,782
                           ------------------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS)
     FROM OPERATIONS          (4,410)    (485,764)       0  (60,000)   (194,700)  (20,245)    (765,119)     239,211     (525,908)
F.  NON-OPERATING,
     NON-RECURRING
     REVENUEE(EXPENSES)        7,082     (676,828)  60,000        0      15,349         0     (594,397)    (239,211)    (833,608)
                           ------------------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)         $2,672  ($1,162,592) $60,000 ($60,000)  ($179,351) ($20,245) ($1,359,516)          $0  ($1,359,516)
                           ======================================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                             Sub        Elimin-
                             FVSW       KCI       DEMI      JLP        SWC        SWCI      Total        ations       Total
                             ----       ---       ----      ---        ---        ----      -----       --------      -----
A. Related to Business
   Operations:
--------------------------
Total Revenue (Sales)               $35,031,789                    $1,768,389            $36,800,178  ($2,465,114) $34,335,064
                            ---------------------------------------------------------------------------------------------------

Less:  Cost of Goods
       Sold:
  Beginning Inventory
   at Cost                           77,033,123                     3,526,796             80,559,919                80,559,919
  Add: Purchases                     27,027,520                     1,802,599             28,830,119   (2,465,114)  26,365,005
  Less:  Ending Inventory
   at Cost                           74,640,455                     3,792,279             78,432,734                78,432,734
                            ---------------------------------------------------------------------------------------------------
Cost of Goods Sold              $0  $29,420,188       $0       $0   1,537,116        $0  $30,957,304  $(2,465,114) $28,492,190
                            ---------------------------------------------------------------------------------------------------

Gross Profit                     0    5,611,601        0        0     231,273         0    5,842,874            0    5,842,874
                            ---------------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                   56,250                                               56,250                    56,250
  Salaries and Wages-
   Other Employees                    1,447,532                        93,058              1,540,590                 1,540,590
  Employee Benefits
   and Pensions                105    1,451,875                        21,936    12,293    1,486,209                 1,486,209
  Payroll Taxes                         130,020                        16,388                146,408                   146,408
  Real Estate Taxes                      15,768                        15,071       791       31,630                    31,630
  Federal and State
   Income Taxes                               0                                                    0                         0
  Rent and Lease Expense                 14,825                         3,340                 18,165                    18,165
  Interest Expense                      501,440            60,000                            561,440     (225,626)     335,814
  Insurance                            (254,957)                       15,912               (239,045)                 (239,045)
  Automobile Expense                          0                             0                      0                         0
  Utilities                             386,981                        10,882       660      398,523                   398,523
  Depreciation and
   Amortization              4,305    1,124,241                       109,125     5,101    1,242,772                 1,242,772
  Repairs and Maintenance               231,795                         9,164       400      241,359                   241,359
  Advertising                           157,686                                              157,686                   157,686
  Supplies, Office Expense
   and Photocopies                       92,531                         9,848                102,379                   102,379
  Bad Debts                                   0                                                    0                         0
  Miscellaneous                  0      741,378        0        0     121,249     1,000      863,627      (13,585)     850,042
                            ---------------------------------------------------------------------------------------------------
Total Operating Expenses     4,410    6,097,365        0   60,000     425,973    20,245    6,607,993     (239,211)   6,368,782
                            ---------------------------------------------------------------------------------------------------

Net Income (Loss)
 From Operations            (4,410)    (485,764)       0  (60,000)   (194,700)  (20,245)    (765,119)     239,211     (525,908)
                            ---------------------------------------------------------------------------------------------------


B. Not Related to Business
   Operations:
--------------------------
Revenue:
  Interest Income               82       46,260   60,000              165,626                271,968     (225,626)      46,342
  Net Gain (Loss) on Sale
   of Assets                                  0                                                    0                         0
  Other                      7,000       62,261        0        0           0         0       69,261      (13,585)      55,676
                            ---------------------------------------------------------------------------------------------------
Total Non-Operating
 Revenue                     7,082      108,521   60,000        0     165,626         0      341,229     (239,211)     102,018
                            ---------------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional
   Fees                          0      785,349        0        0     150,277         0      935,626            0      935,626
  Other                          0            0        0        0           0         0            0            0            0
                            ---------------------------------------------------------------------------------------------------
Total Non-Operating
 Expenses                        0      785,349        0        0     150,277         0      935,626            0      935,626
                            ---------------------------------------------------------------------------------------------------

Net Income (Loss)
 For Period                 $2,672  ($1,162,592) $60,000 ($60,000)  ($179,351) ($20,245) ($1,359,516)          $0  ($1,359,516)
                            ===================================================================================================


Note 1 - Beginning   and ending  inventory  balances  shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                  FVSW          KCI          DEMI         JLP          SWC          SWCI
                                  ----          ---          ----         ---          ---          ----
    ASSETS
    ------
Current
-------
 Cash                                        $2,967,010                                ($1,867)
 Inventory                        $53,582    38,670,151                              3,366,614
 Accounts Receivable                         30,260,635                                540,586      $6,000
 Prepaid Expenses                             1,863,896                                 91,013       1,264
 Other-Exhibit E                   75,567     3,323,149  $15,449,793            0      412,297           0
                             -------------------------------------------------------------------------------
    Total Current Assets          129,149    77,084,841   15,449,793            0    4,408,643       7,264
                             -------------------------------------------------------------------------------

Fixed
-----
 Property and Equipment         1,175,330   327,330,654                             20,922,199   2,285,279
 Accumulated Depreciation        (752,261) (246,986,004)                           (16,759,382) (1,846,024)
                             -------------------------------------------------------------------------------
    Total Fixed Assets            423,069    80,344,650            0            0    4,162,817     439,255
                             -------------------------------------------------------------------------------

Other
-----
 Restricted Investments                       5,976,474                                250,722
 Prepaid Pension Asset                      139,150,944
 Deferred Financing Costs                       951,028
 Goodwill                                       751,508
 Other-Exhibit F                   40,000    39,508,966            0            0    2,246,871           0
                             -------------------------------------------------------------------------------
    Total Other Assets             40,000   186,338,920            0            0    2,497,593           0
                             -------------------------------------------------------------------------------

    Total Assets                 $592,218  $343,768,411  $15,449,793           $0  $11,069,053    $446,519
                             ===============================================================================


    LIABILITIES
    -----------
Current
-------
 Pre-Petition Accounts
  Payable                                   $19,597,061                             $1,012,833     $54,503
 Post-Petition Accounts
  Payable                                     1,574,933                                 86,623       1,400
 Pre-Petition Accounts
  Payable-Affiliates          $(2,649,073)   88,419,300   $5,774,107  $15,552,291  (89,758,156) (1,459,080)
 Post-Petition Accounts
  Payable-Affiliates             (237,345)    2,696,515      433,128      610,515      (12,116)   (134,080)
 Pre-Petition Accrued
  Expenses-Exhibit G                3,183    13,578,654       35,632      (36,000)   6,668,380      64,082
 Post-Petition Accrued
  Expenses-Exhibit H                    0    13,513,700            0            0      115,324      (3,580)
 Post-Petition Accrued
  Professional Fees                           3,482,945                                  2,939
 Post-Petition Accrued
 Other Taxes-Exhibit M                  0      (372,056)           0            0       11,617      (3,479)
 Pre-Petition Notes
  Payable and Current
  Maturities of
  Long Term Debt                             28,116,000                                 20,290
 Post-Petition Notes
  Payable and Current
  Maturities of
  Long Term Debt                             37,096,279                                (20,290)
 Accrued OPEB Cost                           11,441,001                   155,000      297,662
 Income Taxes Payable
 Pre-petition accrued pref.
  Stock dividends                            11,845,805
 Post petition accrued pref.
  Stock dividends                             8,433,964
                             -------------------------------------------------------------------------------
    Total Current
     Liabilities               (2,883,235)  239,424,101    6,242,867   16,281,806  (81,574,894) (1,480,234)
                             -------------------------------------------------------------------------------

Long Term
---------
 Pre-Petition Long
  Term Debt                                  32,180,761
 Post-Petition Long
  Term Debt                                     153,205
 Accrued OPEB Cost                 34,849   119,859,724                 1,446,589    9,348,584
 Accrued Pension Cost                         1,134,572
 Pre-Petition Accrued
  Expenses-Exhibit I                    0    11,104,689    3,573,908            0            0           0
 Post-Petition Accrued
  Expenses-Exhibit J                    0       406,322     (198,554)           0            0           0
                             -------------------------------------------------------------------------------
    Total Long Term
     Liabilities                   34,849   164,839,273    3,375,354    1,446,589    9,348,584           0
                             -------------------------------------------------------------------------------

Preferred Stock                               2,112,000
---------------              -------------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY
  (DEFICIT)
 Common Stock                      10,000    10,798,251            6    2,246,866    5,619,274       1,000
 Additional Paid-In Capital                  32,791,532                             27,579,007
 Accumulated Deficit            3,430,604  (106,184,621)   5,831,566  (19,975,261)  83,654,535   1,925,753
 Treasury Stock                                 (12,125)                           (33,557,453)
                             -------------------------------------------------------------------------------
    Total Stockholders'
     Equity (Deficit)           3,440,604   (62,606,963)   5,831,572  (17,728,395)  83,295,363   1,926,753
                             -------------------------------------------------------------------------------

    Total Liabilities &
    Stockholders' Equity
    (Deficit)                    $592,218  $343,768,411  $15,449,793           $0  $11,069,053    $446,519
                             ===============================================================================


                                 Sub         Elimin-
                                Total         ations        Total
                                -----        --------       -----
    ASSETS
    ------
Current
-------
 Cash                          $2,965,143                  $2,965,143
 Inventory                     42,090,347                  42,090,347
 Accounts Receivable           30,807,221                  30,807,221
 Prepaid Expenses               1,956,173                   1,956,173
 Other-Exhibit E               19,260,806   (15,877,776)    3,383,030
                             -----------------------------------------
    Total Current Assets       97,079,690   (15,877,776)   81,201,914
                             -----------------------------------------

Fixed
-----
 Property and Equipment       351,713,462                 351,713,462
 Accumulated Depreciation    (266,343,671)               (266,343,671)
                             -----------------------------------------
    Total Fixed Assets         85,369,791             0    85,369,791
                             -----------------------------------------

Other
-----
 Restricted Investments         6,227,196                   6,227,196
 Prepaid Pension Asset        139,150,944                 139,150,944
 Deferred Financing Costs         951,028                     951,028
 Goodwill                         751,508                     751,508
 Other-Exhibit F               41,795,837   (41,173,674)      622,163
                             -----------------------------------------
    Total Other Assets        188,876,513   (41,173,674)  147,702,839
                             -----------------------------------------

    Total Assets             $371,325,994  ($57,051,450) $314,274,544
                             =========================================


    LIABILITIES
    -----------
Current
-------
 Pre-Petition Accounts
  Payable                     $20,664,397                 $20,664,397
 Post-Petition Accounts
  Payable                       1,662,956                   1,662,956
 Pre-Petition Accounts
  Payable-Affiliates           15,879,389  $(14,904,350)      975,039
 Post-Petition Accounts
  Payable-Affiliates            3,356,617      (973,426)    2,383,191
 Pre-Petition Accrued
  Expenses-Exhibit G           20,313,931             0    20,313,931
 Post-Petition Accrued
  Expenses-Exhibit H           13,625,444             0    13,625,444
 Post-Petition Accrued
  Professional Fees             3,485,884                   3,485,884
 Post-Petition Accrued
 Other Taxes-Exhibit M           (363,918)            0      (363,918)
 Pre-Petition Notes
  Payable and Current
  Maturities of
  Long Term Debt               28,136,290                  28,136,290
 Post-Petition Notes
  Payable and Current
  Maturities of
  Long Term Debt               37,075,989                  37,075,989
 Accrued OPEB Cost             11,893,663                  11,893,663
 Income Taxes Payable                   0                           0
 Pre-petition accrued pref.
  Stock dividends              11,845,805                  11,845,805
 Post petition accrued pref.
  Stock dividends               8,433,964                   8,433,964
                             -----------------------------------------
    Total Current
     Liabilities              176,010,411   (15,877,776)  160,132,635
                             -----------------------------------------

Long Term
---------
 Pre-Petition Long
  Term Debt                    32,180,761                  32,180,761
 Post-Petition Long
  Term Debt                       153,205                     153,205
 Accrued OPEB Cost            130,689,746                 130,689,746
 Accrued Pension Cost           1,134,572                   1,134,572
 Pre-Petition Accrued
  Expenses-Exhibit I           14,678,597             0    14,678,597
 Post-Petition Accrued
  Expenses-Exhibit J              207,768             0       207,768
                             -----------------------------------------
    Total Long Term
     Liabilities              179,044,649             0   179,044,649
                             -----------------------------------------

Preferred Stock                 2,112,000                   2,112,000
---------------              -----------------------------------------

 STOCKHOLDERS' EQUITY
  (DEFICIT)
 Common Stock                  18,675,397    (7,877,145)   10,798,252
 Additional Paid-In Capital    60,370,539   (27,579,007)   32,791,532
 Accumulated Deficit          (31,317,424)  (39,274,975)  (70,592,399)
 Treasury Stock               (33,569,578)   33,557,453       (12,125)
                             -----------------------------------------
    Total Stockholders'
     Equity (Deficit)          14,158,934   (41,173,674)  (27,014,740)
                             -----------------------------------------

    Total Liabilities &
    Stockholders' Equity
    (Deficit)                $371,325,994  ($57,051,450) $314,274,544
                             =========================================



Note 1 - Inventory  balances  above   reflect  reserves  related   to  LIFO  and
         obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                   EXHIBIT E
                              OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                               FVSW       KCI         DEMI       JLP        SWC       SWCI      Total        ations        Total
                               ----       ---         ----       ---        ---       ----      -----       -------        -----
Interest Receivable             $567                                                                $567                       $567
Note Receivable               75,000                                                              75,000                     75,000
Intercompany Receivable               $3,227,457  $15,449,793             $412,297            19,089,547  $(15,877,776)   3,211,771
Short Term Investments                    20,428                                                  20,428                     20,428
Receivable From EB Plans                  72,837                                                  72,837                     72,837
Stop Loss Receivable                       1,927                                                   1,927                      1,927
Security Deposit                             500                                                     500                        500
                             ------------------------------------------------------------------------------------------------------
  Total Other Current
   Assets                    $75,567  $3,323,149  $15,449,793       $0    $412,297       $0  $19,260,806  ($15,877,776)  $3,383,030
                             ======================================================================================================


                                   EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                               FVSW       KCI         DEMI       JLP        SWC       SWCI      Total        ations        Total
                               ----       ---         ----       ---        ---       ----      -----       -------        -----
Note Receivable              $40,000                                                             $40,000                    $40,000
Rail Cars                               $254,113                                                 254,113                    254,113
Investment in Sherman
 Wire Company                         38,915,803                                              38,915,803  $(38,915,803)           0
Investment in Fox Valley
 Steel & Wire                             10,000                                                  10,000       (10,000)           0
Investment in Sherman Wire
 of Caldwell Inc.                          1,000                                                   1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                          $2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                              323,250                                                 323,250                    323,250
Deposits                                   4,800                                                   4,800                      4,800
                                                                                                       0                          0
                             ------------------------------------------------------------------------------------------------------
  Total Other Long Term
   Assets                    $40,000 $39,508,966           $0       $0  $2,246,871       $0  $41,795,837  ($41,173,674)    $622,163
                             ======================================================================================================


                                   EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                 Sub        Elimin-
                               FVSW       KCI         DEMI       JLP        SWC       SWCI      Total        ations        Total
                               ----       ---         ----       ---        ---       ----      -----       -------        -----
Income Taxes                  $3,183                  $35,632 ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                       $2,325,119                              (168)            2,324,951                  2,324,951
Missar Pension                                 0                            19,935                19,935                     19,935
Unclaimed Property                         6,487                            17,540                24,027                     24,027
Abandoned Real Estate Exp                      0                           658,744               658,744                    658,744
Legal and Professional Fees              142,856                           487,932               630,788                    630,788
Self-Insurance Liability               2,410,006                         5,050,166             7,460,172                  7,460,172
Pensions                                       0                            15,704                15,704                     15,704
Salaries/Wages                            71,558                            47,300               118,858                    118,858
Holiday Pay/Vacations                          0                           127,854               127,854                    127,854
FICA - Employer                                0                             3,257                 3,257                      3,257
Federal Unemployment Taxes                     0                             3,397                 3,397                      3,397
State Unemployment Taxes                       0                            20,577                20,577                     20,577
Defined Contribution Plan                      0                            28,615                28,615                     28,615
Medical Insurance                         86,560                            88,737  $16,419      191,716                    191,716
Utilities                                      0                             5,049     (110)       4,939                      4,939
Volume Incentive Plan                          0                            72,000                72,000                     72,000
Property Tax                                   0                            32,865    5,973       38,838                     38,838
Sales/Use Tax                                  0                             8,124    1,800        9,924                      9,924
Customer Overpayments                          0                            50,843                50,843                     50,843
Other - Plant Shut-Down                        0                                     40,000       40,000                     40,000
Goods received not invoiced                    0                                                       0                          0
Unearned Revenue                               0                                                       0                          0
Sales Rebates/Discounts                   41,275                                                  41,275                     41,275
Manufacturing Misc                             0                                                       0                          0
EPA                                    7,837,183                                               7,837,183                  7,837,183
Medical Insurance                              0                                                       0                          0
Accrued State Franchise Tax              172,743                                                 172,743                    172,743
Accrued Bank Service Charge               (9,995)                                                 (9,995)                    (9,995)
Accrued Interest                         454,639                                                 454,639                    454,639
Accrued travel                            40,223                                                  40,223                     40,223
Accrued taxes - other                                                                                 0                          0
                             ------------------------------------------------------------------------------------------------------
  Total Pre-Petition
   Accrued Expenses-Current   $3,183 $13,578,654      $35,632 ($36,000) $6,668,380  $64,082  $20,313,931            $0  $20,313,931
                             ======================================================================================================

                                   EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                             Sub      Elimin-
                              FVSW      KCI         DEMI       JLP     SWC       SWCI       Total     ations     Total
                              ----      ---         ----       ---     ---       ----       -----     -------    -----
Abandoned Real Estate Exp                  $318                       $5,855                  $6,173              $6,173
Pensions                                      0                       17,274                  17,274              17,274
Salaries/Wages                          666,112                       (2,971)                663,141             663,141
Holiday Pay/Vacations                 4,257,585                         (739)              4,256,846           4,256,846
Defined Contribution Plan               606,367                       17,122                 623,489             623,489
Medical Insurance                       293,932                      (13,482)   $(4,039)     276,411             276,411
Utilities                               270,363                       75,145        459      345,967             345,967
Legal                                   301,804                      (13,121)                288,683             288,683
Professional Fees                       283,691                                              283,691             283,691
Goods Received Not Invoiced             795,808                                              795,808             795,808
Worker's Compensation                 2,837,804                                            2,837,804           2,837,804
Unearned Revenue                          1,539                                                1,539               1,539
Sales Rebates/Discounts               1,516,290                                            1,516,290           1,516,290
Abanondon Property                            0                                                    0                   0
Miscellaneous                           581,500                       30,241                 611,741             611,741
Accrued Bank Service Charge              42,595                                               42,595              42,595
Accrued Self-Insurance
 Losses                                (149,856)                                            (149,856)           (149,856)
Accrued Interest                        731,117                                              731,117             731,117
Accrued Travel                                0                                                    0                   0
Accrued Profit Sharing                  250,000                                              250,000             250,000
Accrued Management Fees                 226,731                                              226,731             226,731
                             --------------------------------------------------------------------------------------------
  Total Post Petition
   Accrued Expenses
   -Current                    $0   $13,513,700          $0    $0   $115,324    ($3,580) $13,625,444    $0   $13,625,444
                             ============================================================================================


                                   EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                             Sub      Elimin-
                              FVSW      KCI         DEMI       JLP     SWC       SWCI       Total     ations     Total
                              ----      ---         ----       ---     ---       ----       -----     -------    -----

Environmental                        $3,127,000  $3,573,908                               $6,700,908          $6,700,908
Workmans Compensation                 1,846,775                                            1,846,775           1,846,775
Accrued Deferred Interest
 Exp.                                   781,715                                              781,715             781,715
L/T Deferred Compensation                24,212                                               24,212              24,212
Long Term Disability                     32,987                                               32,987              32,987
L/T Deferred Tax Liability            5,292,000                                            5,292,000           5,292,000
                                                                                                   0                   0
                             --------------------------------------------------------------------------------------------
  Total Pre-Petition
   Accrued Expenses
   -Long Term                  $0   $11,104,689  $3,573,908    $0         $0         $0  $14,678,597    $0   $14,678,597
                             ============================================================================================


                                   EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                             Sub      Elimin-
                              FVSW      KCI         DEMI       JLP     SWC       SWCI       Total     ations     Total
                              ----      ---         ----       ---     ---       ----       -----     -------    -----

Workmans Compensation                  $401,025                                             $401,025            $401,025
Long Term Disability                      5,297                                                5,297               5,297
Environmental                                     $(198,554)                                (198,554)           (198,554)
                                                                                                   0                   0
                                                                                                   0                   0
                                                                                                   0                   0
                                                                                                   0                   0
                             --------------------------------------------------------------------------------------------
  Total Post Petition
   Accrued Expenses
   -Long Term                  $0      $406,322   ($198,554)   $0         $0         $0     $207,768    $0      $207,768
                             ============================================================================================


                                   EXHIBIT M
                       POST PETITION ACCRUED OTHER TAXES

                                                                                             Sub      Elimin-
                              FVSW      KCI         DEMI       JLP     SWC       SWCI       Total     ations     Total
                              ----      ---         ----       ---     ---       ----       -----     -------    -----

FICA - Employer                       ($263,134)                      $2,181               ($260,953)          ($260,953)
Federal Unemployment Taxes                    0                        1,684                   1,684               1,684
State Unemployment Taxes                      0                      (11,946)                (11,946)            (11,946)
Property Tax                            291,556                       16,828    $(3,479)     304,905             304,905
Sales/Use Tax                             2,830                        2,870                   5,700               5,700
Accrued State Franchise Tax            (362,102)                                            (362,102)           (362,102)
Miscellaneous                           (41,206)                                             (41,206)            (41,206)
                             ------------------------------------------------------------------------------------------------
  Total Post Petition
   Accrued Other Taxes         $0     ($372,056)         $0    $0    $11,617    ($3,479)   ($363,918)   $0     ($363,918)
                             ================================================================================================

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